Universal Capital Growth Fund
--------------------------------------------------------------------------------
One Oakbrook Terrace
Suite 708
Oakbrook Terrace, Illinois 60181
708-932-3000



November 26, 1996

                         Annual Report To Shareholders

Dear Shareholder:

As of the date of this letter, the fund is up 12.4% since January 1, 1996. For the fiscal year ended September 30, 1996 the fund gained 7.4%.

Our fund's record of investment performance is summarized in the table below:

      -------------------------------------------------------------------
                                   Table II
                         Average Annual Total Returns
                          Through September 30, 1996

                                        Past     Past     Past    Life of
                                       1 Year  3 Years  5 Years   Fund(1)
                                       ------  -------  -------   -------
      Without Sales Charge              7.4%    16.7%    13.2%     13.7%

      With 1.5% Sales Charge            5.8%    16.1%    12.9%     13.4%
      /1/since inception on 1/22/91
      -------------------------------------------------------------------

We feel that fundamentals remain strong in the U.S. Fiscal policy seems to have achieved a "soft landing" -a moderation of economic growth without a slide into recession. Economic data for the second quarter 1996 showed continued growth in output, employment and income. A majority of early corporate earnings reports reflected the positive effect of a strong economy and earnings estimates rose to higher levels. Inflation has remained low and overall the economy seems quite healthy.

As the general stock market rises to dizzying heights, we have become concerned with the volatility in the technology sector, and small cap stocks. We have taken a more conservative stance and have narrowed our focus to fewer small cap issues and have taken a larger cash position (currently about 25%).

While opinions differ over the likely direction of financial markets and the economy over the next year we feel that the long term outlook for the U.S. economy and the equity markets remains positive. However, for the immediate future it may be time for a reality check. With many respected analysts shouting caution, we are looking for a long overdue correction to reduce our cash position with equity purchases at more attractive prices.

Your fund's management thanks you for the vote of confidence you have shown thru your investment and continues its dedication to performance. We look forward to serving your investment needs for years to come.

Sincerely,



/s/ James A. Dreher
    James A. Dreher

                        REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders
Universal Capital Growth Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Universal Capital Growth Fund as of September 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period than ended, and the financial highlights for each of the fiscal years since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Universal Capital Growth Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1992, in conformity with generally accepted accounting principles.


                                       /s/  Ernst & Young LLP



Chicago, Illinois
October 31, 1996

                         UNIVERSAL CAPITAL GROWTH FUND
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1996

                                                Number
                                              of Shares       Value
                                              ---------    -----------
COMMON STOCKS - 73.6%

AUTOMOTIVE/MOTORCYCLES AND PARTS - 1.6%
Genuine Parts Co.                               4,000      $   175,000

BANKS - 4.4%
Mellon Bank Corp.                               1,000           59,250
Nationsbank Corp.                               2,000          173,750
Wells Fargo & Company                           1,000          260,000
                                                           -----------
                                                               493,000

BIOTECHNOLOGY - 3.3%
Amgen, Inc. (a)                                 4,500          284,062
Genzyme Corp. (a)                               3,400           86,700
                                                           -----------
                                                               370,762

COMPUTERS - 0.7%
Hewlett Packard Co.                             1,600           78,000

COMPUTER PERIPHERAL EQUIPMENT - 3.7%
Cisco Systems Inc. (a)                          4,000          248,250
US Robotics Corp.                               1,000           64,625
Xicor (a)                                       8,000           93,000
                                                           -----------
                                                               405,875

COMPUTER SOFTWARE - 6.5%
C Cube Microsystems, Inc. (a)                   4,600          204,125
Cognex Corp. (a)                               16,000          260,000
Microsoft Corp. (a)                             2,000          263,750
                                                           -----------
                                                               727,875

CONSUMER PRODUCTS - 3.3%
Kimberly Clark Corp.                            2,000          176,250
Procter & Gamble Co.                            2,000          195,000
                                                           -----------
                                                               371,250

DIVERSIFIED MANUFACTURING - 1.1%
Thermo Electron Corp.                           3,000          121,500

ELECTRICAL EQUIPMENT - 0.8%
General Electric Co.                            1,000           91,000


ELECTRONIC PRODUCTS AND COMPONENTS - 6.5%
Altron, Inc. (a)                                4,500           60,750
Analog Devices (a)                              5,000          135,625
Atmel Corp. (a)                                 5,400          166,725
Intel Corp.                                     3,000          286,313
ITI Technologies, Inc. (a)                      2,000           70,500
                                                           -----------
                                                               719,913

ENERGY - 2.7%
Input/Output, Inc. (a)                          3,000           89,250
Mobil Corp.                                     1,000          115,750
Texaco, Inc.                                    1,000           92,000
                                                           -----------
                                                               297,000

FIBER OPTICS - 1.1%
Amphenol Corp. (a)                              5,500          125,813




FINANCE AND FINANCIAL SERVICES - 5.4%
MBIA Inc.                                       1,500          128,625
Merrill Lynch                                   3,000          196,875
Paine Webber Group, Inc.                        5,000          105,000
Charles Schwab Corp.                            7,200          166,500
                                                           -----------
                                                               597,000

FOOD - 1.5%
Heinz H. J. Company                             5,000          168,750

HEALTH/PHARMACEUTICALS - 12.0%
Abbott Laboratories                             3,000          147,750
American Home Products Corp.                    3,000          191,250
Johnson & Johnson                               5,000          256,250
Lilly Eli & Co.                                 3,000          193,500
Merck & Co., Inc.                               3,600          253,350
Schering Plough Corp.                           4,800          295,200
                                                           -----------
                                                             1,337,300

HEALTH/SUPPLIES - 5.5%
Biomet, Inc.                                    8,000          131,000
Boston Scientific Corp. (a)                     2,000          115,000
Express Scripts, Inc. (a)                       3,500          126,875
McKesson Corp.                                  2,000           94,750
Medtronic, Inc.                                 2,200          141,075
                                                           -----------
                                                               608,700

INSTRUMENTS/SCIENTIFIC - 2.0%
Bio-Rad Laboratories CL A (a)                   5,000          143,750
Millipore Corp.                                 2,000           79,000
                                                           -----------
                                                               222,750
INSURANCE - 0.9%
Horace Mann Educ                                3,000           98,625

LASER SYSTEMS - 1.0%
Excel Technology, Inc. (a)                     13,000          112,125

MISCELLANEOUS - 3.9%
Boeing Co.                                      2,000          189,000
Gillette Company                                2,000          144,250
Oregon Metallurgic (a)                          3,000           97,500
                                                           -----------
                                                               430,750

RAILROADS - 1.5%
Burlington Northern Inc.                        2,800          168,750

RETAIL - 1.7%
Walgreen Co.                                    5,000          185,000

TELECOMMUNICATIONS - 2.5%
Tellabs, Inc. (a)                               4,000          282,500
                                                           -----------


TOTAL COMMON STOCKS
(Cost:  $7,378,115)                                        $ 8,189,238


UNIVERSAL CAPITAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                              Value
                                                           -----------
REPURCHASE AGREEMENT - 24.3%
UMB Bank, n.a., dated 9/30/96, due 10/3/96,
4.95%, collateralized by U.S. Treasury Bills
(Cost: $2,700,000)                                           2,700,000
                                                           -----------

TOTAL INVESTMENTS - 97.9%
(Cost: $10,078,115)                                         10,889,238


CASH AND OTHER ASSETS, LESS LIABILITIES - 2.1%                 234,360
                                                           -----------

NET ASSETS - 100%                                          $11,123,598
                                                           ===========

NOTE TO PORTFOLIO OF INVESTMENTS
(a) Non-income producing security

                         UNIVERSAL CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996
ASSETS
Common stocks, at value (cost $7,378,115)..............................  $ 8,189,238
Repurchase agreements, at value (cost $2,700,000)......................    2,700,000
Cash...................................................................      328,773
Receivable for fund shares sold........................................        3,624
Accrued dividends receivable...........................................        8,353
Prepaid expenses.......................................................        2,767
                                                                         -----------
  TOTAL ASSETS.........................................................   11,232,755

LIABILITIES AND NET ASSETS
Payable to Advisor.....................................................        6,329
Payable to Distributor.................................................        5,396
Payable for fund shares redeemed.......................................       71,086
Accounts payable and accrued liabilities...............................       26,346
                                                                         -----------
  TOTAL LIABILITIES....................................................      109,157
                                                                         -----------

NET ASSETS APPLICABLE TO 742,118 SHARES OUTSTANDING, NO PAR VALUE......  $11,123,598
                                                                         ===========

ANALYSIS OF NET ASSETS
Paid in capital........................................................  $ 9,179,974
Accumulated net realized gain on investments...........................    1,132,501
Net unrealized appreciation of investments.............................      811,123
                                                                         -----------

NET ASSETS APPLICABLE TO SHARES OUTSTANDING............................  $11,123,598
                                                                         ===========
NET ASSET VALUE AND REDEMPTION PRICE
  ($11,123,598 DIVIDED BY 742,118 SHARES OUTSTANDING)..................  $     14.99
                                                                         ===========

MAXIMUM OFFERING PRICE PER SHARE
  (net asset value, plus 1.52% of net asset
  value or 1.50% of offering price)....................................  $     15.22
                                                                         ===========

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                       Year ended       Year ended
                                                     Sept. 30, 1996   Sept. 30, 1995
                                                     --------------   --------------
OPERATIONS:
  Net investment loss.................................. $   (68,812)     $   (45,564)
  Net realized gain on investments.....................   1,302,945        1,218,344
  Change in net unrealized appreciation................    (499,880)         829,469
                                                        -----------      -----------
Net increase in net assets from operations.............     734,253        2,002,249

DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investment transactions.........  (1,269,948)        (250,706)

NET INCREASE (DECREASE) FROM
 CAPITAL SHARE TRANSACTIONS............................   3,510,647        1,428,388
                                                        -----------      -----------

TOTAL INCREASE IN NET ASSETS...........................   2,974,952        3,179,931

NET ASSETS:
Beginning of year......................................   8,148,646        4,968,715
                                                        -----------      -----------
End of year............................................ $11,123,598      $ 8,148,646
                                                        ===========      ===========

STATEMENT OF OPERATIONS
Year ended September 30, 1996
INVESTMENT INCOME
   Dividends............................................................. $   98,159
   Interest..............................................................     37,382
                                                                          ----------
TOTAL INVESTMENT INCOME..................................................    135,541

EXPENSES
  Investment advisory fee................................................    102,176
  Distribution fees......................................................     51,088
  Transfer agent fees....................................................     11,307
  Legal fees.............................................................     12,000
  Audit fees.............................................................     15,500
  Accounting fees........................................................     14,043
  Amortization of deferred organization costs............................      2,916
  Printing and postage...................................................      4,500
  Custodian fees.........................................................      8,000
  Trustees fees..........................................................      2,750
  Registration fees......................................................     14,088
  Insurance..............................................................        916
  Other..................................................................        500
                                                                          ----------
     TOTAL EXPENSES......................................................    239,784

     Less expense waiver and reimbursement...............................     35,431
                                                                          ----------
     NET EXPENSES ABSORBED BY FUND.......................................    204,353
                                                                          ----------

NET INVESTMENT LOSS......................................................    (68,812)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investment transactions..........................  1,302,945
   Change in net unrealized appreciation of investments..................   (499,880)
                                                                          ----------

NET GAIN ON INVESTMENTS..................................................    803,065
                                                                          ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS............................... $  734,253
                                                                          ==========

See accompanying notes to financial statements

================================================================================

                     FEDERAL TAX STATUS OF 1996 DIVIDENDS

The income dividend and the short term capital gain dividend are taxable as ordinary income. Income and capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations.

Under current tax law, 6.5% of the ordinary income dividends paid by the Fund may qualify for the 70% dividends received deduction available to certain corporate shareholders.

===============================================================================

                         UNIVERSAL CAPITAL GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund") is the only series of the Trust currently offered, and commenced selling shares of beneficial interest to the public on January 22, 1991 (commencement of operations).

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

Distributions are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

REPURCHASE AGREEMENTS. The fund has a significant portion of its investments in repurchase agreements. All repurchase agreements are fully collateralized by U.S. Treasury securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund to ensure that its market value exceeds the carrying value of the repurchase agreement.

2. TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Integrated Financial Services, Inc. ("Advisor"), the Fund pays an investment advisory fee accrued daily and paid monthly at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the year ended September 30, 1996, the Fund incurred an investment advisory fee of $102,176.

The agreement provides for the waiver or reimbursement of expenses from the Advisor should the Fund's normal operating expenses exceed the most restrictive applicable state expense limitation. The Advisor also has agreed to limit the Fund's annual operating expenses to 2.0% of average daily net assets through December 31, 1996. During the year ended September 30, 1996, the Advisor waived or reimbursed the Fund for expenses of $35,431.

While serving as Distributor, Dreher & Associates, Inc. ("Distributor") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby the Fund pays the Distributor an annual service fee of .25% and an annual sales compensation fee of .25%, both accrued daily and paid monthly and based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the year ended September 30, 1996, the Fund incurred distribution fees of $51,088. The Distributor received commissions of $33,145 from sale of the Fund's shares during the year ended September 30, 1996, of which $2,569 was paid to brokers affiliated with the Distributor and the remainder was paid to retail brokers.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the year ended September 30, 1996, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $31,168. It is management's opinion that commission rates charged to the Fund by the Distributor are consistent with those charged to comparable unaffiliated customers in similar transactions.

Certain officers or trustees of the Fund are also officers of the Distributor and/or the Advisor. During the year ended September 30, 1996, the Fund made no direct payments to its officers and incurred trustees' fees of $2,750 to its unaffiliated trustees.

3.  INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $24,338,274 and $23,797,076, respectively, for the year ended September 30, 1996.

The cost basis of investments for federal income tax purposes at September 30, 1996 was $7,378,115. At September 30, 1996, on a tax basis, gross unrealized appreciation was $1,058,998, gross unrealized depreciation was $247,875 and net unrealized appreciation was $811,123.

4.  CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund.

                                   Year                   Year
                                  ended                   ended
                              Sept. 30, 1996         Sept. 30, 1995
                              --------------         --------------

                           Shares      Amount     Shares       Amount
                           ------     --------    ------       ------
Shares sold                202,722   $3,008,775   103,666    $1,490,399
Shares issued
on reinvestment
of distributions            90,601    1,268,410    22,243       250,009
Less shares redeemed       (51,688)    (766,538)  (23,751)     (312,020)
                           -------   ----------   -------    ----------
Net increase               241,635   $3,510,647   102,158    $1,428,388
                           =======   ==========   =======    ==========

5. ORGANIZATION COSTS

Costs amounting to $45,961 were paid by the Advisor in connection with the organization and initial registration of the Fund. These costs were amortized over the period between June 1991 (when the Fund reached $2.5 million in total assets) and January 1996.


INVESTMENT ADVISOR
Integrated Financial Services, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois  60181

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois 60181

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri  64141

TRANSFER AGENT
Jones & Babson
2440 Pershing Road
Kansas City, Missouri  64108

COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

                             FINANCIAL HIGHLIGHTS

                       Per share income and capital changes (for a share outstanding throughout the period).

                                                       Year             Year             Year             Year             Year
                                                      ended            ended            ended            ended            ended
                                                  Sept. 30, 1996   Sept. 30, 1995   Sept. 30, 1994   Sept. 30, 1993   Sept. 30, 1992
                                                  --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period                 $ 16.28           $12.47           $12.27           $11.38           $11.16
Income from investment operations:
  Net investment income (loss)(a)                       (.10)            (.10)            (.13)            (.04)             .11
  Net realized & unrealized gain on investments         1.14             4.54              .96             1.39              .37
                                                     -------           ------           ------           ------           ------
Total from investment operations                        1.04             4.44              .83             1.35              .48
Less distribution to shareholders from:
  Net investment income                                 ....             ....             ....              .11              .07
  Realized gains on investments                         2.33              .63              .63              .35              .19
                                                     -------           ------           ------           ------           ------
Total distributions to shareholders                     2.33              .63              .63              .46              .26
Net asset value, end of period                       $ 14.99           $16.28           $12.47           $12.27           $11.38
                                                     =======           ======           ======           ======           ======
Total return (b)                                         7.4%            37.9%             7.5%            12.2%             4.3%
Ratio of net expenses to average net assets (a)          2.0%             2.0%             2.0%             2.0%             2.0%
Ratio of net investment income (loss) to
  average net assets (a)                               (0.7)%           (0.8)%           (1.1)%           (0.4)%             1.2%
Portfolio turnover rate                                262.1%           157.6%           188.7%           186.3%           111.3%
Average commission rate per share                      .0208              N/A              N/A              N/A              N/A
Net assets, end of period (in 000's)                 $11,124           $8,149           $4,969           $4,892           $4,715

 (a) After reimbursement and waiver of expenses by the Advisor of .35%, .7%, 1.1%, .9%, and 1.2% of average net assets for 1996, 1995, 1994, 1993 and 1992, respectively.
(b) Total return is not annualized and does not reflect the effect of any sales charges.
 Note: Per share data for 1996, 1995, 1994 and 1993 was determined based on average shares outstanding.